--------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                    $600,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS8

                           RASC SERIES 2004-KS8 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                                AUGUST 11, 2004

             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]


   ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL
                        FUNDING SECURITIES CORPORATION.

_______________________________________________________________________________
This Information was prepared by Banc of America Securities LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                              RASC SERIES 2004-KS8

-----------------------------------------------------------------------------------------------------------
                                 CERTIFICATES(7)
-----------------------------------------------------------------------------------------------------------
   Class      Loan     Expected    InterestPrincipal Expected      Expected       Final        Expected
                                                                  Principal
                                                                    Window      Scheduled      Ratings
                                                     WAL (yrs)      (mos)      Distribution (Fitch/Moody's/
              Group  Size ($) (1)    Type    Type     CALL/MAT     CALL/MAT     Date (4)         S&P)
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-I-1(3)       I     76,600,000    Floating  SEQ     0.95/0.95    1-22/1-22     09/25/22     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-I-2(3)       I     12,600,000     Fixed    SEQ     2.00/2.00   22-26/22-26    12/25/24     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-I-3(3)       I     39,400,000     Fixed    SEQ     3.00/3.00   26-52/26-52    12/25/30     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-I-4(3)       I     10,800,000     Fixed    SEQ     5.01/5.01   52-70/52-70    03/25/32     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-I-5(2)(3)    I     16,300,000     Fixed    SEQ     7.92/10.18  70-103/70-219  09/25/34     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-I-6(3)(5)    I     17,300,000     Fixed    NAS     6.50/6.65   38-103/38-217  09/25/34     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
M-I-1(3)(6)    I     12,000,000     Fixed    MEZ     5.71/6.28   37-103/37-180  09/25/34      AA/Aa2/AA+
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
M-I-2(3)(6)    I      8,200,000     Fixed    MEZ     5.71/6.22   37-103/37-167  09/25/34       A/A2/A+
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
M-I-3(3)(6)    I      6,800,000     Fixed    MEZ     5.71/6.12   37-103/37-150  09/25/34    BBB/Baa2/BBB+
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-II-1(2)(3)   II    210,800,000   Floating  SEQ     1.13/1.13   1-24/1-24     [08/25/13]   AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-II-2(2)(3)   II    101,500,000   Floating  SEQ     3.00/3.00   24-66/24-66    09/25/34     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
A-II-3(2)(3)   II    26,700,000    Floating  SEQ     5.57/7.57   66-67/66-147   09/25/34     AAA/Aaa/AAA
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
M-II-1(2)(3)(6)II    25,600,000    Floating  MEZ     4.30/4.67   42-67/42-120   09/25/34      AA/Aa2/AA+
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
M-II-2(2)(3)(6)II    20,400,000    Floating  MEZ     4.12/4.44   39-67/39-109   09/25/34       A/A2/A+
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------
M-II-3(2)(3)(6)II    15,000,000    Floating  MEZ     4.04/4.23   37-67/37-93    09/25/34    BBB/Baa2/BBB+
------------- ------ ------------- ------- --------- ----------- ------------- ------------ ---------------


STRUCTURE:

(1) The size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by [0.50]% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the first possible related Optional Termination Date.
(3) The Offered Certificates will be subject to the Class A-I-1 Net WAC Cap, Group I Net WAC Cap or Group II Net WAC Cap, as applicable.
(4) For the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cashflow on any Distribution Date. [For the Class A-II-1, the Final Scheduled Distribution Date will be in August 2013.] For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.
(5)  Principal Lockout Bond.
(6) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the related Stepdown Date.
(7) The Offered Certificates are priced to the first possible related Optional Termination Date and the applicable Prepayment Pricing Assumption for the related loan group.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          PREPAYMENT PRICING ASSUMPTION
--------------------------------------------------------------------------------

LOAN GROUP I 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).

LOAN GROUP II 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)



--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE           Tel:   (704) 388-1597
                                     Fax:  (704) 335-5904
Rob Karr                             robert.h.karr@bankofamerica.com
Pat Beranek                          patrick.beranek@bankofamerica.com
Chris Springer                       chris.springer@bankofamerica.com

GLOBAL STRUCTURED FINANCE            Fax:  (704) 388-9668

Jeff Hare                            jeff.hare@bankofamerica.com
(704) 388-6840
Vikas Garg                           vikas.garg@bankofamerica.com
(704) 388-3681
Scott Shultz                         scott.m.shultz@bankofamerica.com
(704) 387-6040
Niki Hogue                           nikole.hogue@bankofamerica.com
(704) 387-1853
Pauwla Rumli                         pauwla.rumli@bankofamerica.com
(704) 387-1156


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2004-KS8.

ISSUER: RASC Series 2004-KS8 Trust.

OFFERED CERTIFICATES:  Class A-I-1 Certificates, Class A-I-2 Certificates, Class
     A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-1 Certificates, Class A-II-2 Certificates and Class A-II-3 Certificates (the "Class A-II Certificates"). The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates". Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates (the "Class M-II Certificates"). Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates"). The Class M-I Certificates and the Class M-II Certificates are referred to herein as the "Class M Certificates". The Class A Certificates and the Class M Certificates will be offered via the Prospectus (the "Offered Certificates").

MASTER SERVICER: Residential Funding Corporation.

SUBSERVICER:  The primary  servicing will be provided by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 42.62% of the Mortgage Loans in Loan Group I and 85.97% of the Mortgage Loans in Loan Group II(1). Approximately 57.38% of the Mortgage Loans in Loan Group I will be serviced by Mortgage Lenders Network USA, Inc.

TRUSTEE: JPMorgan Chase Bank.

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

JOINT LEAD MANAGERS: Banc of America Securities LLC and Bear, Stearns & Co. Inc.

CO-MANAGER: Residential Funding Securities Corporation.

STATISTICAL CUT-OFF DATE: July 1, 2004.

CUT-OFF DATE: August 1, 2004.

CLOSING DATE: On or about August [30], 2004.

DISTRIBUTION DATES: The 25th day of each month (or the next business day), commencing in September 2004.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.





(1)Includes loans that will be transferred to HomeComings within 90 days after the Closing Date.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

MINIMUM DENOMINATIONS: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY: The Offered Certificates MAY BE eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  NONE of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

OPTIONAL  TERMINATION  DATE: If the aggregate  principal  balance of either Loan
     Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the portion of the trust related to that loan group.

EXPENSE FEE RATE: With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

MORTGAGE LOANS: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens 89.80% and second liens 10.20% on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties. Approximately 11.07% of the Mortgage Loans in Loan Group II provide for an initial interest only period of up to five years.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

MAXIMUM NET MORTGAGE RATE: With respect to any Mortgage Loan in Loan Group II, the maximum mortgage rate thereon minus the Expense Fee Rate.

GROUPI NET WAC  CAP:  The  pass-through  rates  of the  Class  A-I  Certificates
     (except for the Class A-I-1 Certificates) and the Class M-I Certificates will be subject to a cap equal to the weighted average of the Net Mortgage Rates on the Loan Group I Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

CLASSA-I-1 NET WAC CAP: The pass-through rate of the Class A-I-1 Certificates will be subject to a cap equal to the product of (x) the Group I Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPI  NET  WAC  CAP  SHORFALL:  With  respect  to  each  class  of  Class  A-I
     Certificates and Class M-I Certificates, and any Distribution Date on which the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) did not apply, over
     (ii) accrued certificate interest calculated using the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates).

GROUPI NET WAC CAP SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to each class of Class A-I Certificates and the Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance thereof has been reduced to zero.

GROUPII NET WAC CAP: The pass-through  rates of the Class A-II  Certificates and
     Class M-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period (as adjusted to account for payments required to be made under the Yield Maintenance Agreement).

GROUPII  BASIS  RISK  SHORTFALL:  With  respect  to each  class  of  Class  A-II
     Certificates and Class M-II Certificates, and any Distribution Date on which the Group II Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap did not apply, provided that this rate does not exceed the weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------


GROUPII BASIS RISK SHORTFALL CARRY-FORWARD AMOUNT: With respect to each class of Class A-II Certificates and Class M-IICertificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate, provided that this rate is no greater than the weighted average Maximum Net Mortgage Rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance thereof has been reduced to zero.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cashflow in the current period will remain unpaid. Relief Act Shortfalls in either loan group will be allocated on a pro rata basis among the related Offered Certificates.

INTEREST ACCRUAL PERIOD:  Class A-I-1 Certificates,  Class A-II Certificates and
     Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis. Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

ELIGIBLE MASTER SERVICING COMPENSATION: With respect to any Distribution Date and each loan group, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date, in each case, with respect to the related Mortgage Loans.

COUPON STEP UP: If the Master Servicer does not purchase the remaining  Mortgage
     Loans in Loan Group I on the first possible related Optional Termination Date, the fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Mortgage Loans in Loan Group II on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:    Credit enhancement is provided by the following:

(1) Excess Cashflow;

(2) Overcollateralization;

(3) Cross-collateralization; and

(4) Subordination.


EXPECTED CREDIT SUPPORT
PERCENTAGE:

          LOAN GROUP I                               LOAN GROUP II

          Initial                                    Initial
          Credit      After Stepdown                 Credit       After Stepdown
Class     Support     Support              Class     Support      Support

A         13.50%       36.10%              A         15.25%       36.00%
M-1       7.50%        24.10%              M-1       8.85%        23.20%
M-2       3.40%        15.90%              M-2       3.75%        13.00%
M-3       0.00%         9.10%              M-3       0.00%         5.50%

     For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the OC Target. The Credit Support after the related Stepdown Date is inclusive of the OC Target.


SUBORDINATION PERCENTAGE:

          LOAN GROUP I                               LOAN GROUP II

  Class       Subordination Percentage         Class    Subordination Percentage
    A                 63.90%                     A              64.00%
   M-1                75.90%                    M-1             76.80%
   M-2                84.10%                    M-2             87.00%
   M-3                90.90%                    M-3             94.50%

EXCESS CASHFLOW: For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and (b) any related overcollateralization reduction amounts. Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION AMOUNT: The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC Target Amount is reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required OC Target Amount. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC Target Amount.

OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any Distribution Date and
     Loan Group I (i) prior to the related Stepdown Date, an amount equal to 4.55% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 9.10% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target Amount for the immediately preceding Distribution Date.

     With respect to any Distribution Date and Loan Group II (i) prior to the related Stepdown Date, an amount equal to 2.75% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 5.50% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target Amount for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION FLOOR: For either loan group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related loan group.

STEPDOWN DATE: For each group of certificates, the earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the related Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in [September 2007] and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

SPECIFIED ENHANCEMENT PERCENTAGE: The Specified Enhancement Percentage is 36.10% for Loan Group I and 36.00% for Loan Group II.

SENIOR ENHANCEMENT PERCENTAGE: For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------

TRIGGER EVENT: A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the related Stepdown Date if either (i) the product of (a) 1.98 in the case of Loan Group I and 1.95 in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage equals or exceeds the related Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in [September 2007] the cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date exceed the following amounts:

CUMULATIVE REALIZED LOSS PERCENTAGE:

DISTRIBUTION
DATES (LINEAR
TRIGGER)            LOAN GROUP I                   LOAN GROUP II

--------------- ----------------------------- --------------------------------

Months 37-48    3.50% with respect to Month   4.00% with respect to Month
                37, plus an additional        37, plus an additional 1/12th
                1/12th of 2.00% for each      of 2.00% for each month
                month thereafter              thereafter

Months 49-60    5.50% with respect to Month   6.00% with respect to Month
                49, plus an additional        49, plus an additional 1/12th
                1/12th of 1.00% for each      of 1.25% for each month
                month thereafter              thereafter

Months 61-72    6.50% with respect to Month   7.25% with respect to Month
                61, plus an additional        61, plus an additional 1/12th
                1/12th of 0.25% for each      of 0.50% for each month
                month thereafter              thereafter

Months 73 and   6.75%                         7.75%
thereafter

--------------- ----------------------------- --------------------------------

SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to either loan group and any Distribution Date on or after the related Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II Certificates and the Class M-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal the lesser of
(a) the notional amount set forth below and (b) the outstanding certificate principal of the Class A-II Certificates and the Class M-II Certificates immediately preceding that Distribution Date and (ii) the strike rates set forth in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in October 2004. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the Ceiling. The Yield Maintenance Agreement will terminate after the Distribution Date in June 2006.

                      YIELD MAINTENANCE AGREEMENT SCHEDULE

 DISTRIBUTION DATE NOTIONAL        STRIKE     CEILING  DISTRIBUTION  NOTIONAL          STRIKE      CEILING
                   BALANCE ($)     RATE (%)   (%)      DATE          BALANCE ($)       RATE (%)    (%)
    9/25/2004           -           -          -       8/25/2005     326,740,000       5.92        7.12
   10/25/2004      397,610,000     6.19       7.17     9/25/2005     316,930,000       5.91        7.11
   11/25/2004      394,330,000     5.98       7.17     10/25/2005    307,410,000       6.12        7.10
   12/25/2004      390,150,000     6.18       7.16     11/25/2005    298,170,000       5.90        7.09
    1/25/2005      385,090,000     5.97       7.16     12/25/2005    289,210,000       6.10        7.08
    2/25/2005      379,140,000     5.96       7.16     1/25/2006     280,520,000       5.88        7.07
    3/25/2005      372,320,000     6.63       7.15     2/25/2006     272,090,000       5.87        7.06
    4/25/2005      364,650,000     5.95       7.14     3/25/2006     263,910,000       6.53        7.05
    5/25/2005      356,160,000     6.16       7.14     4/25/2006     255,980,000       5.85        7.04
    6/25/2005      346,880,000     5.94       7.13     5/25/2006     248,280,000       6.04        7.03
    7/25/2005      336,850,000     6.14       7.12     6/25/2006     236,720,000       5.82        7.01
------------------ ------------ ----------- --------- ------------- -------------- ------------- ---------



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

INTEREST  DISTRIBUTIONS:  On each Distribution Date, accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest or Excess Cashflow) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

     (i) With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II Certificates, pro rata;

     (ii) To the related Class M-1 Certificates;

     (iii) To the related Class M-2 Certificates; and

     (iv) To the related Class M-3 Certificates.


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS: For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

     (i) To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A
          Principal Distributions" until the certificate principal balances thereof are reduced to zero;

     (ii) To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

     (iii)To  the  related  Class  M-2  Certificates,   the  related  Class  M-2
          Principal Distribution Amount, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

     (iv) To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

CLASSA PRINCIPAL  DISTRIBUTIONS:  The Class A Principal  Distribution Amount for
     Loan Group I will be distributed as follows:

     (i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

     (ii) To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

     (iii)To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

     (iv) To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

     (v) To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;

     (vi) To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

     (vii)To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

     (i) To the Class A-II-1 Certificates, until the certificate principal balance thereof is reduced to zero;

     (ii) To the Class A-II-2 Certificates, until the certificate principal balance thereof is reduced to zero; and

     (iii)To the Class A-II-3 Certificates, until the certificate principal balance thereof is reduced to zero.

--------------------------------------------------------------------------------



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTIONS
--------------------------------------------------------------------------------

EXCESS CASHFLOW DISTRIBUTIONS: On any Distribution Date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

     (i) To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

     (ii) To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cashflow from that non-related loan group;

     (iii)To pay the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

     (iv) To pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the OC Target for that non-related loan group has been achieved to the extent not covered by Excess Cashflow from that non-related loan group;

     (v) To pay to the holders of the related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Eligible Master Servicing Compensation on that Distribution Date;

     (vi) To pay to the holders of the non-related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation or Excess Cashflow from that non-related loan group on that Distribution Date;

     (vii)To pay to the holders of the related Offered Certificates, pro rata, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

     (viii) To pay to the holders of the non-related Offered Certificates, pro rata based on the amount of any unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cashflow from that non-related loan group;

     (ix) To pay to the holders of the related Class A Certificates, pro-rata based on the amount of any unpaid prepayment interest shortfalls previously allocated thereto, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable;



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    EXCESS CASHFLOW DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

     (x) To pay to the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cashflow from that non-related loan group;

     (xi) To pay the holders of the related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

     (xii)To pay the holders of the non-related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cashflow for that non-related loan group;

     (xiii) To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

     (xiv)To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cashflow for that non-related loan group; and

     (xv) To pay to the holder of the related Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

*In addition, in the event that a Class A-II-1 Accelerated Amortization Event is in effect, Excess Cashflow will be used to pay the Class A-II-1 Accelerated Amortization Amount in the order of priority and in the manner set forth in the Prospectus.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

PRINCIPAL  DISTRIBUTION  AMOUNT:  For any Distribution Date and each loan group, the lesser of (a) the sum of (i) the excess of (x) the related available distribution amount over (y) the related interest distribution amount and
     (ii) any non-related Excess Cashflow used to pay principal on the related certificates and (b) the sum of (x) the Principal Remittance Amount for the related Mortgage Loans and (y) the Excess Cashflow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the related OC Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (a) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     (i)  The related Principal  Distribution Amount for that Distribution Date;
          and

     (ii) The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

[CLASS A-II-1 ACCELERATED AMORTIZATION EVENT:] [With respect to any Distribution
     Date beginning with the Distribution Date in August 20[ ], a Class A-II-1 Accelerated Amortization Event exists if the certificate principal balance of the Class A-II-1 Certificates (after application of the Principal Distribution Amount on that Distribution Date) is greater than zero.]

[CLASS  A-II-1   ACCELERATED   AMORTIZATION   AMOUNT:]   [With  respect  to  any
     Distribution Date, the lesser of (a) the Excess Cashflow, if any, specifically designated to pay such amount as described in the Prospectus and (b) the certificate principal balance of the Class A-II-1 Certificates (after application of the related Principal Distribution Amount on that Distribution Date).]

CLASSA-I-6 LOCKOUT  DISTRIBUTION  AMOUNT: For any Distribution Date, the product
     of  (a)  the  Class  A-I-6  Lockout   Distribution   Percentage   for  that
     Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution
     Date) and (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.

CLASSA-I-6   LOCKOUT   DISTRIBUTION   PERCENTAGE:   The  Class   A-I-6   Lockout
     Distribution Percentage is assigned as follows:

     (i)  Between September 2004 and August 2007: 0%;

     (ii) Between  September 2007 and August 2009: 45%;

     (iii) Between September 2009 and August 2010: 80%;

     (iv) Between September 2010 and August 2011: 100%;

     (v)  September 2011 and thereafter: 300%.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of
     (a) the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal
     Distribution Amount and (b) the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal
     Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-I Principal Distribution Amount and (b) the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-I Principal Distribution Amount and the related Class M-2 Principal
     Distribution Amount and (b) the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES: Any realized losses for a loan group will be allocated in the following order of priority:

     (i)  To Excess  Cashflow  for that loan group for the related  Distribution
          Date;

     (ii) To Excess Cashflow for the non-related loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for the related Distribution Date;

     (iii)To the overcollateralization for that related loan group, until reduced to zero (as further described in the prospectus supplement);

     (iv) After the aggregate certificate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans (as further described in the prospectus supplement) in the following order and priority:

          (a)  To the related Class M-3 Certificates, until reduced to zero;

          (b)  To the related Class M-2 Certificates, until reduced to zero; and

          (c)  To the related Class M-1 Certificates, until reduced to zero

     (v) With respect to Loan Group I, among the Class A-I Certificates, on a pro-rata basis, with respect to Loan Group II, among the Class A-II Certificates, on a pro rata basis.


PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                           LOAN GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $167,856,918.42
Number of Loans                                                       1,633

Average Current Loan Balance                                    $102,790.52         $9,993.54     $549,544.70
(1) (2) Weighted Average Original Loan-to-Value Ratio                81.26%            11.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.48%             4.99%          13.99%
(1) Weighted Average Net Mortgage Rate                                6.96%             4.41%          13.41%
(1) Weighted Average Remaining Term to Maturity (months)                327               118             360
(1) (3) Weighted Average Credit Score                                   636               491             799
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2) With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

(3)  99.77% of the Group I Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                              PERCENT OF CUT-OFF DATE
                                     RANGE                                    PRINCIPAL BALANCE
Product Type                         Fixed                                          100.00%

Lien                                 First                                           89.80%
                                     Second                                          10.20%

Property Type                        Single-family detached                          75.57%
                                     Planned Unit Developments
                                     (detached)                                       6.81%
                                     Two- to four- family units                       5.24%
                                     Planned Unit Developments
                                     (attached)                                       4.50%
                                     Manufactured Home                                4.22%
                                     Condo Low-Rise (less than 5
                                     stories)                                         2.24%
                                     Townhouse                                        1.41%

Occupancy Status                     Primary Residence                               95.00%
                                     Non Owner-occupied                               4.07%
                                     Second/Vacation                                  0.93%

Documentation Type                   Full Documentation                              88.62%
                                     Reduced Documentation                           11.38%

Loans with Prepayment Penalties                                                      69.32%

Loans serviced by Mortgage Lenders                                                   57.38%
Network




BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



            CREDIT SCORE DISTRIBUTION OF THE GROUP I MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF                 NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                OF GROUP I                 AVERAGE
          CREDIT SCORES               MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL   LOAN-TO-VALUE
                                        LOANS        BALANCE       LOANS      BALANCE       RATIO*
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
499 or less                                 3       $165,287        0.10     $55,096          61.82%
500 - 519                                   5        399,470        0.24      79,894           71.19
520 - 539                                  24      2,382,027        1.42      99,251           71.13
540 - 559                                  74      7,053,496        4.20      95,318           70.91
560 - 579                                 110      9,529,758        5.68      86,634           78.11
580 - 599                                 146     12,405,911        7.39      84,972           78.14
600 - 619                                 297     27,288,481       16.26      91,880           83.23
620 - 639                                 343     37,770,398       22.50     110,118           83.45
640 - 659                                 244     26,122,528       15.56     107,060           80.65
660 - 679                                 155     16,488,600        9.82     106,378           83.12
680 - 699                                  84      9,558,538        5.69     113,792           84.46
700 - 719                                  53      6,868,369        4.09     129,592           81.02
720 - 739                                  44      6,290,626        3.75     142,969           79.25
740 - 759                                  25      2,557,386        1.52     102,295           85.74
760 or greater                             19      2,589,424        1.54     136,285           80.29
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES            1,626   $167,470,298      99.77%    $102,995          81.28%
 Not Available**                            7        386,620        0.23      55,231           71.79
-----------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          81.26%
-----------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

** Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.




    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                              OF GROUP I                            AVERAGE
      PRINCIPAL BALANCES ($)       MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
100,000 or less                         1,010    $53,085,624      31.63%     $52,560          628       81.83%
100,001 - 200,000                         437     60,577,673       36.09     138,622          633        80.34
200,001 - 300,000                         120     28,468,108       16.96     237,234          640        80.91
300,001 - 400,000                          38     13,181,971        7.85     346,894          649        81.18
400,001 - 500,000                          25     10,940,536        6.52     437,621          661        82.98
500,001 - 600,000                           3      1,603,007        0.95     534,336          672        92.29
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                NET MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                             OF GROUP I                             AVERAGE
        MORTGAGE RATES (%)         MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                               5     $1,307,537       0.78%    $261,507          646       69.87%
4.500 - 4.999                              12      2,792,480        1.66     232,707          661        73.03
5.000 - 5.499                              72     15,154,590        9.03     210,480          676        78.56
5.500 - 5.999                             163     28,512,552       16.99     174,924          655        77.53
6.000 - 6.499                             187     29,125,921       17.35     155,754          637        81.64
6.500 - 6.999                             137     18,072,081       10.77     131,913          633        79.90
7.000 - 7.499                             198     19,587,643       11.67      98,927          624        81.51
7.500 - 7.999                             158     14,944,825        8.90      94,587          626        82.48
8.000 - 8.499                             207     16,410,240        9.78      79,277          620        81.91
8.500 - 8.999                             151      8,065,005        4.80      53,411          618        86.01
9.000 - 9.499                             141      6,982,025        4.16      49,518          612        89.75
9.500 - 9.999                              83      3,111,783        1.85      37,491          610        90.98
10.000 - 10.499                            38      1,410,285        0.84      37,113          609        90.26
10.500 - 10.999                            19        771,018        0.46      40,580          582        81.08
11.000 - 11.499                            26        852,375        0.51      32,784          616        97.68
11.500 - 11.999                            15        427,539        0.25      28,503          586        90.47
12.500 - 12.999                             1         10,000        0.01      10,000          571       100.00
13.000 - 13.499                            20        319,018        0.19      15,951          570       100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                             OF GROUP I                              AVERAGE
        MORTGAGE RATES (%)         MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                               5     $1,307,537       0.78%    $261,507          646       69.87%
5.000 - 5.499                              10      2,235,384        1.33     223,538          674        70.34
5.500 - 5.999                              53     10,779,892        6.42     203,394          677        78.10
6.000 - 6.499                             144     26,788,292       15.96     186,030          655        78.30
6.500 - 6.999                             232     36,971,054       22.03     159,358          643        81.72
7.000 - 7.499                             115     14,645,592        8.73     127,353          637        79.22
7.500 - 7.999                             199     21,039,538       12.53     105,726          623        79.01
8.000 - 8.499                             170     15,801,117        9.41      92,948          624        84.12
8.500 - 8.999                             206     15,747,362        9.38      76,444          619        80.94
9.000 - 9.499                             144      8,079,720        4.81      56,109          615        87.41
9.500 - 9.999                             137      7,044,797        4.20      51,422          610        87.81
10.000 - 10.499                            74      2,905,713        1.73      39,266          608        91.68
10.500 - 10.999                            55      1,844,896        1.10      33,544          602        91.01
11.000 - 11.499                            19        767,180        0.46      40,378          606        88.23
11.500 - 11.999                            34      1,142,286        0.68      33,597          609        92.60
12.000 - 12.499                             9        266,959        0.16      29,662          574        85.58
12.500 - 12.999                             6        160,580        0.10      26,763          607        98.61
13.000 - 13.499                             1         10,000        0.01      10,000          571       100.00
13.500 - 13.999                            20        319,018        0.19      15,951          570       100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
                                                               GROUP I
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                               80     $6,541,194       3.90%     $81,765          626
50.01 - 55.00                              21      2,230,787        1.33     106,228          625
55.01 - 60.00                              52      4,639,638        2.76      89,224          601
60.01 - 65.00                              42      5,880,558        3.50     140,013          646
65.01 - 70.00                              70      8,810,996        5.25     125,871          626
70.01 - 75.00                             121     14,658,611        8.73     121,146          629
75.01 - 80.00                             337     41,696,089       24.84     123,727          636
80.01 - 85.00                             168     21,704,490       12.93     129,193          635
85.01 - 90.00                             230     35,000,622       20.85     152,177          640
90.01 - 95.00                              76      9,066,701        5.40     119,299          649
95.01 - 100.00                            436     17,627,232       10.50      40,429          644
--------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636
--------------------------------------------------------------------------------------------------

Note: With respect to the Group I Mortgage Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.



 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                              OF GROUP I                             AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Florida                                   162    $16,233,951       9.67%    $100,210          630       82.20%
California                                 77     13,160,965        7.84     170,922          656        81.91
New York                                   66     11,265,923        6.71     170,696          645        77.63
Maryland                                   63      9,698,760        5.78     153,949          636        79.67
Virginia                                   76      9,514,014        5.67     125,184          641        82.94
Massachusetts                              46      9,052,748        5.39     196,799          633        71.89
New Jersey                                 50      8,183,925        4.88     163,679          635        75.52
Tennessee                                  92      6,399,798        3.81      69,563          630        84.79
Georgia                                    71      6,268,389        3.73      88,287          635        85.65
Connecticut                                46      5,856,955        3.49     127,325          656        80.45
North Carolina                             66      5,342,055        3.18      80,940          644        82.40
Texas                                      74      5,192,397        3.09      70,168          602        78.53
Other                                     744     61,687,038       36.75      82,913          633        83.05
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




              MORTGAGE LOAN PURPOSE OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                              OF GROUP I                             AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        1,075   $122,283,538      72.85%    $113,752          632       79.38%
Purchase                                  507     40,068,367       23.87      79,030          649        86.93
Rate/Term Refinance                        51      5,505,014        3.28     107,941          638        81.85
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


         MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                              OF GROUP I                            AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      1,450   $148,759,112      88.62%    $102,592          636       82.39%
Reduced Documentation                     183     19,097,806       11.38     104,360          640        72.45
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                 OCCUPANCY TYPES OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED      WEIGHTED
                                                              OF GROUP I                              AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE     LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE      RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       1,541   $159,463,936      95.00%    $103,481          635       81.52%
Non Owner-occupied                         81      6,828,332        4.07      84,300          645        76.13
Second/Vacation                            11      1,564,651        0.93     142,241          672        76.64
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.




BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                               GROUP I
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  1,272   $126,854,892      75.57%     $99,729          635       81.38%
Planned Unit Developments
(detached)                                 90     11,433,613        6.81     127,040          642        84.62
Two- to four- family units                 64      8,803,513        5.24     137,555          637        73.86
Planned Unit Developments
(attached)                                 63      7,554,078        4.50     119,906          645        86.21
Manufactured Home                          89      7,090,639        4.22      79,670          639        77.33
Condo Low-Rise (less than 5
stories)                                   32      3,755,329        2.24     117,354          636        82.86
Townhouse                                  23      2,364,854        1.41     102,820          619        79.42
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


                  CREDIT GRADES OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                              OF GROUP I                             AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                        378    $40,119,021      23.90%    $106,135          651       82.61%
AX                                      1,013    107,898,228       64.28     106,514          641        81.83
AM                                        158     13,179,572        7.85      83,415          587        78.14
B                                          56      4,692,956        2.80      83,803          556        72.24
C                                          21      1,580,786        0.94      75,276          544        66.17
CM                                          7        386,355        0.23      55,194          565        58.97
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


             PREPAYMENT PENALTY TERMS OF THE GROUP I MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                             OF GROUP I                             AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                  86    $12,904,874       7.69%    $150,057          648       77.39%
24 Months                                 134     11,343,025        6.76      84,649          636        83.74
36 Months                                 757     91,138,563       54.30     120,394          638        81.44
60 Months                                  12        728,331        0.43      60,694          604        69.12
None                                      641     51,495,477       30.68      80,336          631        81.49
Other**                                     3        246,648        0.15      82,216          637        91.18
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  1,633   $167,856,918     100.00%    $102,791          636       81.26%
---------------------------------------------------------------------------------------------------------------

* With respect to the Group I Mortgage Loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans. **"Other" means not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.

BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                          LOAN GROUP II MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $339,344,619.13
Number of Loans                                                       2,387

Average Current Loan Balance                                    $142,163.64        $32,386.55     $520,000.00
(1) Weighted Average Original Loan-to-Value Ratio                    81.92%            17.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.04%             4.40%          11.35%
(1) Weighted Average Net Mortgage Rate                                6.52%             3.82%          10.77%
(1) Weighted Average Note Margin                                      6.79%             2.75%          10.85%
(1) Weighted Average Maximum Mortgage Rate                           13.33%             9.88%          17.70%
(1) Weighted Average Minimum Mortgage Rate                            7.09%             2.75%          11.35%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 26                 7              41
(1) Weighted Average Remaining Term to Maturity (months)                359               216             360
(1) (2) Weighted Average Credit Score                                   620               478             808
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.73% of the Group II Mortgage Loans have Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------

                                                         PERCENT OF CUT-OFF DATE
                        RANGE                               PRINCIPAL BALANCE
Product Type            ARM                                       100.00%

Lien                    First                                     100.00%

Property Type           Single-family detached                     77.17%
                        Planned Unit Developments
                        (detached)                                  9.36%
                        Two- to four- family units                  3.97%
                        Condo Low-Rise (less than 5
                        stories)                                    2.95%
                        Planned Unit Developments
                        (attached)                                  3.46%
                        Manufactured Home                           1.99%
                        Townhouse                                   1.08%
                        Leasehold                                   0.02%

Occupancy Status        Primary Residence                          92.71%
                        Non Owner-occupied                          5.95%
                        Second/Vacation                             1.34%

Documentation Type      Full Documentation                         80.11%
                        Reduced Documentation                      19.89%

Loans with Prepayment Penalties                                    66.54%

Loans serviced by HomeComings(3)                                   85.97%

BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



            CREDIT SCORE DISTRIBUTION OF THE GROUP II MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE       WEIGHTED
                                                             OF GROUP II                  AVERAGE
          CREDIT SCORES            MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
499 or less                                 7        $37,651       0.19%     $91,093          58.21%
500 - 519                                  12      1,418,865        0.42     118,239           61.83
520 - 539                                  84     10,333,502        3.05     123,018           71.35
540 - 559                                 170     21,043,432        6.20     123,785           75.45
560 - 579                                 245     32,277,826        9.51     131,746           81.61
580 - 599                                 309     41,013,388       12.09     132,729           81.94
600 - 619                                 465     67,142,566       19.79     144,393           82.69
620 - 639                                 418     60,324,126       17.78     144,316           84.24
640 - 659                                 282     45,385,049       13.37     160,940           82.74
660 - 679                                 153     23,972,634        7.06     156,684           83.64
680 - 699                                 102     15,712,050        4.63     154,040           83.58
700 - 719                                  54      7,659,584        2.26     141,844           80.86
720 - 739                                  37      5,208,243        1.53     140,763           85.33
740 - 759                                  24      4,021,283        1.19     167,553           81.20
760 or greater                             15      2,261,793        0.67     150,786           84.31
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
SUBTOTAL:                               2,377   $338,411,992      99.73%    $142,369          81.95%
Not Available                              10        932,627        0.27      93,263           71.20
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          81.92%
-----------------------------------------------------------------------------------------------------

* Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                             OF GROUP II                             AVERAGE
      PRINCIPAL BALANCES ($)       MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
$100,000 or less                          793    $60,173,400      17.73%     $75,881          606       80.12%
$100,001 - $200,000                     1,227    181,597,877       53.51     148,002          621        82.04
$200,001 - $300,000                       268     63,868,384       18.82     238,315          624        82.02
$300,001 - $400,000                        94     31,265,358        9.21     332,610          625        84.38
$400,001 - $500,000                         3      1,401,200        0.41     467,067          651        82.83
$500,001 - $600,000                         2      1,038,400        0.31     519,200          670        84.49
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------




BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



               NET MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
        MORTGAGE RATES (%)         MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               4       $718,720       0.21%    $179,680          640       81.10%
4.000 - 4.499                              25      5,380,544        1.59     215,222          657        80.44
4.500 - 4.999                              76     16,305,473        4.80     214,546          644        79.86
5.000 - 5.499                             143     26,808,751        7.90     187,474          642        80.43
5.500 - 5.999                             259     40,784,935       12.02     157,471          632        80.61
6.000 - 6.499                             508     75,540,465       22.26     148,702          625        81.52
6.500 - 6.999                             503     68,511,822       20.19     136,206          623        82.25
7.000 - 7.499                             465     60,042,127       17.69     129,123          608        84.85
7.500 - 7.999                             228     27,884,648        8.22     122,301          592        82.79
8.000 - 8.499                              98     10,750,279        3.17     109,697          580        82.62
8.500 - 8.999                              40      3,383,509        1.00      84,588          564        69.83
9.000 - 9.499                              26      2,144,816        0.63      82,493          552        78.29
9.500 - 9.999                               8        763,335        0.22      95,417          542        69.76
10.000 - 10.499                             2        212,732        0.06     106,366          603        62.60
10.500 - 10.999                             2        112,462        0.03      56,231          608        65.41
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------




                 MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF                NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
        MORTGAGE RATES (%)         MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                               3       $605,120       0.18%    $201,707          647       81.31%
4.500 - 4.999                              23      5,043,195        1.49     219,269          660        80.65
5.000 - 5.499                              59     13,021,830        3.84     220,709          646        80.31
5.500 - 5.999                             155     29,398,725        8.66     189,669          642        80.35
6.000 - 6.499                             214     34,509,927       10.17     161,261          638        81.32
6.500 - 6.999                             553     82,659,909       24.36     149,475          626        81.19
7.000 - 7.499                             463     62,932,179       18.55     135,923          623        82.24
7.500 - 7.999                             491     63,960,306       18.85     130,265          607        84.54
8.000 - 8.499                             219     26,356,649        7.77     120,350          593        82.74
8.500 - 8.999                             118     13,031,932        3.84     110,440          579        82.72
9.000 - 9.499                              42      3,835,202        1.13      91,314          559        75.30
9.500 - 9.999                              34      2,799,616        0.83      82,342          554        73.87
10.000 - 10.499                             7        685,284        0.20      97,898          553        70.42
10.500 - 10.999                             4        392,284        0.12      98,071          549        64.78
11.000 - 11.499                             2        112,462        0.03      56,231          608        65.41
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                             OF GROUP II
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                               49     $5,863,693       1.73%    $119,667          581
50.01 - 55.00                              23      3,226,221        0.95     140,270          583
55.01 - 60.00                              46      5,020,928        1.48     109,151          600
60.01 - 65.00                              65      8,210,658        2.42     126,318          596
65.01 - 70.00                             132     17,240,650        5.08     130,611          599
70.01 - 75.00                             192     24,597,441        7.25     128,112          609
75.01 - 80.00                             752    112,485,270       33.15     149,581          627
80.01 - 85.00                             357     47,940,526       14.13     134,287          616
85.01 - 90.00                             500     74,383,243       21.92     148,766          618
90.01 - 95.00                             236     34,184,692       10.07     144,850          638
95.01 - 100.00                             35      6,191,296        1.82     176,894          641
--------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620
--------------------------------------------------------------------------------------------------



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                              OF GROUP II                           AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                194    $42,817,839      12.62%    $220,711          625       77.60%
Florida                                   219     30,127,896        8.88     137,570          620        81.75
Minnesota                                 149     23,868,103        7.03     160,189          632        81.36
Illinois                                  144     22,054,476        6.50     153,156          617        81.25
Michigan                                  165     20,804,770        6.13     126,090          614        83.10
Wisconsin                                 125     14,745,492        4.35     117,964          614        82.93
Georgia                                   114     13,430,510        3.96     117,811          611        82.78
Virginia                                   71     11,659,101        3.44     164,213          616        84.23
Other                                   1,206    159,836,433       47.10     132,534          619        82.80
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




              MORTGAGE LOAN PURPOSE OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        1,436   $204,250,792      60.19%    $142,236          613       80.91%
Purchase                                  795    114,249,032       33.67     143,709          633        83.61
Rate/Term Refinance                       156     20,844,795        6.14     133,620          620        82.56
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------




        MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      1,939   $271,834,892      80.11%    $140,193          615       83.40%
Reduced Documentation                     448     67,509,727       19.89     150,691          641        75.96
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------




                 OCCUPANCY TYPES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       2,180   $314,602,522      92.71%    $144,313          617       82.14%
Non Owner-occupied                        174     20,189,743        5.95     116,033          657        78.50
Second/Vacation                            33      4,552,354        1.34     137,950          650        82.26
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




            MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  1,887   $261,887,773      77.17%    $138,785          618       82.29%
Planned Unit Developments
(detached)                                179     31,779,158        9.36     177,537          623        81.94
Two- to four- family units                 87     13,464,851        3.97     154,768          625        77.13
Planned Unit Developments
(attached)                                 70     11,725,837        3.46     167,512          638        82.86
Condo Low-Rise (less than 5
stories)                                   62      9,996,959        2.95     161,241          632        82.21
Manufactured Home                          73      6,763,091        1.99      92,645          632        76.13
Townhouse                                  28      3,672,551        1.08     131,163          606        80.16
Leasehold                                   1         54,400        0.02      54,400          556        80.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------


                  CREDIT GRADES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                      1,091   $160,066,337      47.17%    $146,715          643       83.33%
AX                                        671    101,099,466       29.79     150,670          624        82.97
AM                                        319     42,410,826       12.50     132,949          577        82.33
B                                         171     20,000,204        5.89     116,960          559        75.65
C                                          90     11,244,829        3.31     124,943          546        69.65
CM                                         45      4,522,959        1.33     100,510          536        62.96
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------




BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




            PREPAYMENT PENALTY TERMS OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
                                   MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                 110    $18,818,125       5.55%    $171,074          626       83.08%
24 Months                               1,108    167,355,535       49.32     151,043          620        82.10
36 Months                                 302     38,884,270       11.46     128,756          617        82.36
60 Months                                   3        287,861        0.08      95,954          624        92.42
None                                      861    113,544,606       33.46     131,875          619        81.25
Other*                                      3        454,222        0.13     151,407          653        92.19
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------

* "Other" means not 0, 12, 24, 36, or 60 months and not more than 60 months.



                  NOTE MARGINS OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
         NOTE MARGINS (%)          MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
2.500% - 2.999%                             1       $218,091       0.06%    $218,091          557       85.00%
3.500% - 3.999%                             9      1,574,929        0.46     174,992          649        81.56
4.000% - 4.499%                            50     11,067,936        3.26     221,359          658        81.38
4.500% - 4.999%                            64     10,906,941        3.21     170,421          651        81.37
5.000% - 5.499%                           156     27,665,467        8.15     177,343          630        85.65
5.500% - 5.999%                           127     20,466,797        6.03     161,156          624        81.18
6.000% - 6.499%                           207     32,893,778        9.69     158,907          632        80.55
6.500% - 6.999%                           547     81,911,275       24.14     149,746          631        81.08
7.000% - 7.499%                           463     61,925,342       18.25     133,748          621        81.96
7.500% - 7.999%                           387     48,002,626       14.15     124,038          605        83.48
8.000% - 8.499%                           203     25,071,967        7.39     123,507          585        82.48
8.500% - 8.999%                           100     11,100,184        3.27     111,002          571        82.83
9.000% - 9.499%                            54      4,989,843        1.47      92,404          549        73.33
9.500% - 9.999%                            12        982,313        0.29      81,859          552        71.43
10.000% - 10.499%                           5        454,669        0.13      90,934          537        65.27
10.500% - 10.999%                           2        112,462        0.03      56,231          608        65.41
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




                MAXIMUM MORTGAGE OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MAXIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
        MORTGAGE RATES (%)         MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
9.000% - 9.999%                             1       $200,500       0.06%    $200,500          550       80.00%
10.000% - 10.999%                          23      4,695,267        1.38     204,142          665        81.37
11.000% - 11.999%                         131     24,393,173        7.19     186,207          647        80.32
12.000% - 12.999%                         612     96,876,924       28.55     158,296          635        80.33
13.000% - 13.999%                         971    134,885,776       39.75     138,914          616        83.43
14.000% - 14.999%                         496     61,943,702       18.25     124,886          600        82.62
15.000% - 15.999%                         127     13,991,541        4.12     110,170          581        79.72
16.000% - 16.999%                          23      2,067,541        0.61      89,893          558        74.13
17.000% - 17.999%                           3        290,194        0.09      96,731          614        68.22
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------



                MINIMUM MORTGAGE OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MINIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
        MORTGAGE RATES (%)         MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
2.000% - 2.999%                             1       $218,091       0.06%    $218,091          557       85.00%
3.000% - 3.999%                             1        113,600        0.03     113,600          603        80.00
4.000% - 4.999%                            32      6,776,838        2.00     211,776          664        81.44
5.000% - 5.999%                           183     34,225,755       10.09     187,026          640        81.66
6.000% - 6.999%                           718    111,567,295       32.88     155,386          632        80.70
7.000% - 7.999%                           991    132,557,021       39.06     133,761          617        83.18
8.000% - 8.999%                           366     45,437,170       13.39     124,145          588        83.08
9.000% - 9.999%                            81      7,228,002        2.13      89,235          555        74.38
10.000% - 10.999%                          12      1,108,386        0.33      92,365          559        67.54
11.000% - 11.999%                           2        112,462        0.03      56,231          608        65.41
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




       NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------
        NEXT INTEREST RATE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                                              GROUP II
         ADJUSTMENT DATE           MORTGAGE     PRINCIPAL     MORTGAGE    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
February 1, 2005                            1        $99,585       0.03%     $99,585          613       55.00%
January 1, 2006                             1        158,762        0.05     158,762          678        80.00
February 1, 2006                            1        149,172        0.04     149,172          556        42.00
March 1, 2006                               5        558,380        0.16     111,676          634        86.06
April 1, 2006                              12      1,572,342        0.46     131,028          599        84.28
May 1, 2006                                89     13,596,094        4.01     152,765          626        81.06
June 1, 2006                              578     92,439,296       27.24     159,930          626        82.99
July 1, 2006                              962    132,448,325       39.03     137,680          618        82.23
August 1, 2006                            232     32,555,508        9.59     140,325          612        80.42
March 1, 2007                               1        269,230        0.08     269,230          564        90.00
April 1, 2007                               8      1,143,261        0.34     142,908          626        77.03
May 1, 2007                                28      3,586,391        1.06     128,085          623        81.59
June 1, 2007                               56      7,835,587        2.31     139,921          627        81.10
July 1, 2007                              260     33,775,057        9.95     129,904          619        81.12
August 1, 2007                            151     18,956,332        5.59     125,539          618        79.92
September 1, 2007                           1         86,900        0.03      86,900          612        79.00
December 1, 2007                            1        114,398        0.03     114,398          593        89.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,387   $339,344,619     100.00%    $142,164          620       81.92%
---------------------------------------------------------------------------------------------------------------


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


              NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES


   -------------------------------------------------------------------------
     PERIOD    PAY DATE  NET WAC           PERIOD     PAY DATE   NET WAC
                          RATE(1)                                 RATE(1)
   -------------------------------------------------------------------------
        1      09/25/04      -               53       01/25/09     6.733
        2      10/25/04    6.960             54       02/25/09     6.733
        3      11/25/04    6.736             55       03/25/09     7.455
        4      12/25/04    6.960             56       04/25/09     6.733
        5      01/25/05    6.735             57       05/25/09     6.958
        6      02/25/05    6.735             58       06/25/09     6.733
        7      03/25/05    7.456             59       07/25/09     6.958
        8      04/25/05    6.734             60       08/25/09     6.733
        9      05/25/05    6.958             61       09/25/09     6.733
       10      06/25/05    6.733             62       10/25/09     6.958
       11      07/25/05    6.958             63       11/25/09     6.733
       12      08/25/05    6.733             64       12/25/09     6.958
       13      09/25/05    6.733             65       01/25/10     6.733
       14      10/25/05    6.958             66       02/25/10     6.733
       15      11/25/05    6.733             67       03/25/10     7.455
       16      12/25/05    6.958             68       04/25/10     6.733
       17      01/25/06    6.733             69       05/25/10     6.958
       18      02/25/06    6.733             70       06/25/10     6.733
       19      03/25/06    7.455             71       07/25/10     6.958
       20      04/25/06    6.733             72       08/25/10     6.733
       21      05/25/06    6.958             73       09/25/10     6.733
       22      06/25/06    6.734             74       10/25/10     6.958
       23      07/25/06    6.958             75       11/25/10     6.733
       24      08/25/06    6.734             76       12/25/10     6.958
       25      09/25/06    6.734             77       01/25/11     6.733
       26      10/25/06    6.958             78       02/25/11     6.733
       27      11/25/06    6.734             79       03/25/11     7.455
       28      12/25/06    6.958             80       04/25/11     6.733
       29      01/25/07    6.734             81       05/25/11     6.958
       30      02/25/07    6.734             82       06/25/11     6.733
       31      03/25/07    7.455             83       07/25/11     6.958
       32      04/25/07    6.734             84       08/25/11     6.733
       33      05/25/07    6.958             85       09/25/11     6.733
       34      06/25/07    6.734             86       10/25/11     6.957
       35      07/25/07    6.958             87       11/25/11     6.733
       36      08/25/07    6.734             88       12/25/11     6.957
       37      09/25/07    6.733             89       01/25/12     6.733
       38      10/25/07    6.958             90       02/25/12     6.733
       39      11/25/07    6.733             91       03/25/12     7.197
       40      12/25/07    6.958             92       04/25/12     6.733
       41      01/25/08    6.733             93       05/25/12     6.957
       42      02/25/08    6.733             94       06/25/12     6.733
       43      03/25/08    7.198             95       07/25/12     6.957
       44      04/25/08    6.733             96       08/25/12     6.733
       45      05/25/08    6.958             97       09/25/12     6.733
       46      06/25/08    6.733             98       10/25/12     6.957
       47      07/25/08    6.958             99       11/25/12     6.733
       48      08/25/08    6.733            100       12/25/12     6.957
       49      09/25/08    6.733            101       01/25/13     6.733
       50      10/25/08    6.958            102       02/25/13     6.733
       51      11/25/08    6.733            103       03/25/13     7.454
       52      12/25/08    6.958
   -------------------------------------------------------------------------

(1) Run at the pricing speed to call.


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


       NET WAC RATE RELATED TO THE CLASS A-II AND CLASS M-II CERTIFICATES

--------------------------------------------------------------------------------------------------------
 PERIOD   PAY DATE NET WAC    NET WAC    NET WAC      PERIOD     PAY DATE  NET WAC   NET WAC  NET WAC
                    RATE(1)    RATE(2)    RATE(3)                           RATE(1)  RATE(2)   RATE(3)
--------------------------------------------------------------------------------------------------------
    1      09/25/04     -         -           -          35      07/25/07    8.121    10.795    10.795
    2     10/25/04   6.520      6.520      7.500        36       08/25/07    7.884    10.593   10.593
    3     11/25/04   6.309      6.309      7.499        37       09/25/07    7.884    10.593   10.593
    4     12/25/04   6.520      6.520      7.500        38       10/25/07    8.147    11.088   11.088
    5     01/25/05   6.309      6.309      7.499        39       11/25/07    7.884    10.863   10.863
    6     02/25/05   6.309      6.309      7.509        40       12/25/07    8.147    11.225   11.225
    7     03/25/05   6.985      6.985      7.505        41       01/25/08    7.884    11.525   11.525
    8     04/25/05   6.309      6.309      7.499        42       02/25/08    7.884    11.643   11.643
    9     05/25/05   6.519      6.519      7.499        43       03/25/08    8.428    12.446   12.446
   10     06/25/05   6.308      6.308      7.498        44       04/25/08    7.885    11.780   11.780
   11     07/25/05   6.518      6.518      7.498        45       05/25/08    8.147    12.309   12.309
   12     08/25/05   6.308      6.308      7.508        46       06/25/08    7.885    11.912   11.912
   13     09/25/05   6.308      6.308      7.508        47       07/25/08    8.147    12.459   12.459
   14     10/25/05   6.518      6.518      7.498        48       08/25/08    7.885    12.073   12.073
   15     11/25/05   6.308      6.308      7.498        49       09/25/08    7.885    12.073   12.073
   16     12/25/05   6.518      6.518      7.498        50       10/25/08    8.148    12.617   12.617
   17     01/25/06   6.308      6.308      7.498        51       11/25/08    7.885    12.343   12.343
   18     02/25/06   6.307      6.307      7.497        52       12/25/08    8.148    12.754   12.754
   19     03/25/06   6.983      6.983      7.503        53       01/25/09    7.885    12.343   12.343
   20     04/25/06   6.307      6.307      7.497        54       02/25/09    7.885    12.357   12.357
   21     05/25/06   6.517      6.517      7.507        55       03/25/09    8.730    13.681   13.681
   22     06/25/06   6.306      6.306      7.496        56       04/25/09    7.885    12.376   12.376
   23     07/25/06   7.483      8.210      8.210        57       05/25/09    8.148    12.807   12.807
   24     08/25/06   7.367      8.226      8.226        58       06/25/09    7.885    12.394   12.394
   25     09/25/06   7.367      8.226      8.226        59       07/25/09    8.148    12.807   12.807
   26     10/25/06   7.613      8.500      8.500        60       08/25/09    7.885    12.394   12.394
   27     11/25/06   7.374      8.237      8.237        61       09/25/09    7.885    12.394   12.394
   28     12/25/06   7.620      8.512      8.512        62       10/25/09    8.148    12.807   12.807
   29     01/25/07   7.374      8.899      8.899        63       11/25/09    7.885    12.394   12.394
   30     02/25/07   7.374      9.002      9.002        64       12/25/09    8.148    12.807   12.807
   31     03/25/07   8.164      9.967      9.967        65       01/25/10    7.885    12.394   12.394
   32     04/25/07   7.617      9.393      9.393        66       02/25/10    7.885    12.394   12.394
   33     05/25/07   8.121      10.112     10.112       67       03/25/10    8.730    13.722   13.722
   34     06/25/07   7.859      9.785      9.785        68       04/25/10    0.000    12.394   12.394
--------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.58% and 6-month LIBOR remains constant at 1.88% and run at the pricing speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR set to 20% and run at the pricing speed to call. (3) Assumes 1-month LIBOR and 6-month LIBOR set to 20% and run at the pricing speed to call. Assumes payments are received from the Yield Maintenance Agreement.



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




                             BOND SUMMARY (TO CALL)

CLASS A-I-1

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          11.50% HEP   17.25% HEP  23% HEP     28.75% HEP  34.50% HEP
                                        50% PPC      75% PPC     100% PPC    125% PPC    150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                    1.57         1.16        0.95        0.82        0.73
  Modified Duration (at par)              1.53         1.14        0.93        0.80        0.71
  First Principal Payment Date         9/25/2004    9/25/2004   9/25/2004   9/25/2004    9/25/2004
  Last Principal Payment Date          12/25/2007   12/25/2006  6/25/2006   2/25/2006   12/25/2005
  Principal Payment Window (Months)        40           28          22          18          16

CLASS A-I-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          11.50% HEP   17.25% HEP  23% HEP     28.75% HEP  34.50% HEP
                                        50% PPC      75% PPC     100% PPC    125% PPC    150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                    3.75         2.59        2.00        1.64        1.40
  Modified Duration (at par)              3.46         2.44        1.90        1.57        1.34
  First Principal Payment Date         12/25/2007   12/25/2006  6/25/2006   2/25/2006   12/25/2005
  Last Principal Payment Date          10/25/2008   6/25/2007   10/25/2006  6/25/2006    2/25/2006
  Principal Payment Window (Months)        11           7           5           5            3

CLASS A-I-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          11.50% HEP   17.25% HEP  23% HEP     28.75% HEP  34.50% HEP
                                        50% PPC      75% PPC     100% PPC    125% PPC    150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                    6.42         4.08        3.00        2.31        1.94
  Modified Duration (at par)              5.52         3.69        2.78        2.17        1.83
  First Principal Payment Date         10/25/2008   6/25/2007   10/25/2006  6/25/2006    2/25/2006
  Last Principal Payment Date          4/25/2015    10/25/2010  12/25/2008  7/25/2007    1/25/2007
  Principal Payment Window (Months)        79           41          27          14          12

CLASS A-I-4
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          11.50% HEP   17.25% HEP  23% HEP     28.75% HEP  34.50% HEP
                                        50% PPC      75% PPC     100% PPC    125% PPC    150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   12.33         7.74        5.01        3.61        2.58
  Modified Duration (at par)              9.04         6.27        4.34        3.23        2.37
  First Principal Payment Date         4/25/2015    10/25/2010  12/25/2008  7/25/2007    1/25/2007
  Last Principal Payment Date          10/25/2018   5/25/2014   6/25/2010   11/25/2008   5/25/2007
  Principal Payment Window (Months)        43           44          19          17           5

CLASS A-I-5
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          11.50% HEP   17.25% HEP  23% HEP     28.75% HEP  34.50% HEP
                                        50% PPC      75% PPC     100% PPC    125% PPC    150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   15.19        11.05        7.92        5.69        3.83
  Modified Duration (at par)             10.04         8.07        6.24        4.75        3.35
  First Principal Payment Date         10/25/2018   5/25/2014   6/25/2010   11/25/2008   5/25/2007
  Last Principal Payment Date          12/25/2019   11/25/2015  3/25/2013   6/25/2011    3/25/2010
  Principal Payment Window (Months)        15           19          34          32          35


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                             BOND SUMMARY (TO CALL)

CLASS A-I-6

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   7.69         6.96        6.50        5.96         5.34
  Modified Duration (at par)             6.16         5.69        5.40        5.04         4.59
  First Principal Payment Date        9/25/2007    9/25/2007   10/25/2007  3/25/2008    8/25/2008
  Last Principal Payment Date         12/25/2019   11/25/2015  3/25/2013   6/25/2011    3/25/2010
  Principal Payment Window (Months)      148           99          66          40           20

CLASS M-I-1
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  10.56         7.51        5.71        4.74         4.31
  Modified Duration (at par)             7.66         5.89        4.72        4.04         3.74
  First Principal Payment Date        12/25/2009   5/25/2008   9/25/2007   12/25/2007   2/25/2008
  Last Principal Payment Date         12/25/2019   11/25/2015  3/25/2013   6/25/2011    3/25/2010
  Principal Payment Window (Months)      121           91          67          43           26

CLASS M-I-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  10.56         7.51        5.71        4.69         4.14
  Modified Duration (at par)             7.49         5.80        4.65        3.96         3.56
  First Principal Payment Date        12/25/2009   5/25/2008   9/25/2007   10/25/2007   12/25/2007
  Last Principal Payment Date         12/25/2019   11/25/2015  3/25/2013   6/25/2011    3/25/2010
  Principal Payment Window (Months)      121           91          67          45           28

CLASS M-I-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  10.56         7.51        5.71        4.67         4.06
  Modified Duration (at par)             7.34         5.70        4.59        3.89         3.47
  First Principal Payment Date        12/25/2009   5/25/2008   9/25/2007   10/25/2007   10/25/2007
  Last Principal Payment Date         12/25/2019   11/25/2015  3/25/2013   6/25/2011    3/25/2010
  Principal Payment Window (Months)      121           91          67          45           30



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)

CLASS A-II-1

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        11.50% HEP   17.25% HEP   23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  1.85         1.37         1.13        0.97         0.85
  Modified Duration (at par)            1.80         1.34         1.11        0.95         0.83
  First Principal Payment Date        9/25/2004    9/25/2004   9/25/2004   9/25/2004    9/25/2004
  Last Principal Payment Date         6/25/2008    3/25/2007   8/25/2006   6/25/2006    3/25/2006
  Principal Payment Window (Months)      46           31           24          22           19

CLASS A-II-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        11.50% HEP   17.25% HEP   23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  6.66         4.41         3.00        2.15         1.87
  Modified Duration (at par)            6.17         4.18         2.88        2.09         1.82
  First Principal Payment Date        6/25/2008    3/25/2007   8/25/2006   6/25/2006    3/25/2006
  Last Principal Payment Date        12/25/2015    3/25/2012   2/25/2010   5/25/2007    10/25/2006
  Principal Payment Window (Months)      91           61           43          12           8

CLASS A-II-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        11.50% HEP   17.25% HEP   23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  11.56        7.65         5.57        3.51         2.37
  Modified Duration (at par)            10.18        7.00         5.21        3.35         2.29
  First Principal Payment Date       12/25/2015    3/25/2012   2/25/2010   5/25/2007    10/25/2006
  Last Principal Payment Date         3/25/2016    4/25/2012   3/25/2010   12/25/2008   3/25/2007
  Principal Payment Window (Months)       4            2           2           20           6

CLASS M-II-1
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        11.50% HEP   17.25% HEP   23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  7.69         5.18         4.30        4.27         3.36
  Modified Duration (at par)            6.94         4.82         4.05        4.03         3.21
  First Principal Payment Date        6/25/2008   10/25/2007   2/25/2008   8/25/2008    3/25/2007
  Last Principal Payment Date         3/25/2016    4/25/2012   3/25/2010   12/25/2008   1/25/2008
  Principal Payment Window (Months)      94           55           26          5            11

CLASS M-II-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        11.50% HEP   17.25% HEP   23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  7.69         5.16         4.12        3.83         3.30
  Modified Duration (at par)            6.77         4.72         3.84        3.59         3.12
  First Principal Payment Date        6/25/2008    9/25/2007   11/25/2007  1/25/2008    9/25/2007
  Last Principal Payment Date         3/25/2016    4/25/2012   3/25/2010   12/25/2008   1/25/2008
  Principal Payment Window (Months)      94           56           29          12           5

CLASS M-II-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        11.50% HEP   17.25% HEP   23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  7.69         5.15         4.04        3.57         3.01
  Modified Duration (at par)            6.55         4.60         3.69        3.30         2.81
  First Principal Payment Date        6/25/2008    9/25/2007   9/25/2007   10/25/2007   5/25/2007
  Last Principal Payment Date         3/25/2016    4/25/2012   3/25/2010   12/25/2008   1/25/2008
  Principal Payment Window (Months)      94           56           31          15           9


BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)

CLASS A-I-1

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   1.57         1.16        0.95        0.82         0.73
  Modified Duration (at par)             1.53         1.14        0.93        0.80         0.71
  First Principal Payment Date        9/25/2004    9/25/2004   9/25/2004   9/25/2004    9/25/2004
  Last Principal Payment Date         12/25/2007   12/25/2006  6/25/2006   2/25/2006    12/25/2005
  Principal Payment Window (Months)       40           28          22          18           16

CLASS A-I-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   3.75         2.59        2.00        1.64         1.40
  Modified Duration (at par)             3.46         2.44        1.90        1.57         1.34
  First Principal Payment Date        12/25/2007   12/25/2006  6/25/2006   2/25/2006    12/25/2005
  Last Principal Payment Date         10/25/2008   6/25/2007   10/25/2006  6/25/2006    2/25/2006
  Principal Payment Window (Months)       11           7           5           5            3

CLASS A-I-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   6.42         4.08        3.00        2.31         1.94
  Modified Duration (at par)             5.52         3.69        2.78        2.17         1.83
  First Principal Payment Date        10/25/2008   6/25/2007   10/25/2006  6/25/2006    2/25/2006
  Last Principal Payment Date         4/25/2015    10/25/2010  12/25/2008  7/25/2007    1/25/2007
  Principal Payment Window (Months)       79           41          27          14           12

CLASS A-I-4
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  12.33         7.74        5.01        3.61         2.58
  Modified Duration (at par)             9.04         6.27        4.34        3.23         2.37
  First Principal Payment Date        4/25/2015    10/25/2010  12/25/2008  7/25/2007    1/25/2007
  Last Principal Payment Date         10/25/2018   5/25/2014   6/25/2010   11/25/2008   5/25/2007
  Principal Payment Window (Months)       43           44          19          17           5

CLASS A-I-5
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  18.80        13.99       10.18        7.03         3.99
  Modified Duration (at par)            11.31         9.39        7.44        5.54         3.45
  First Principal Payment Date        10/25/2018   5/25/2014   6/25/2010   11/25/2008   5/25/2007
  Last Principal Payment Date         11/25/2031   7/25/2027   11/25/2022  6/25/2019    11/25/2016
  Principal Payment Window (Months)      158          159         150         128          115



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                           BOND SUMMARY (TO MATURITY)

CLASS A-I-6

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   7.71         7.00        6.65        6.55         6.72
  Modified Duration (at par)             6.17         5.72        5.49        5.43         5.55
  First Principal Payment Date        9/25/2007    9/25/2007   10/25/2007  3/25/2008    8/25/2008
  Last Principal Payment Date         9/25/2031    5/25/2027   9/25/2022   4/25/2019    9/25/2016
  Principal Payment Window (Months)      289          237         180         134           98

CLASS M-I-1
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  11.43         8.20        6.28        5.20         4.69
  Modified Duration (at par)             7.97         6.22        5.03        4.32         3.99
  First Principal Payment Date        12/25/2009   5/25/2008   9/25/2007   12/25/2007   2/25/2008
  Last Principal Payment Date         5/25/2029    12/25/2023  8/25/2019   10/25/2016   8/25/2014
  Principal Payment Window (Months)      234          188         144         107           79

CLASS M-I-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  11.36         8.13        6.22        5.10         4.48
  Modified Duration (at par)             7.77         6.08        4.92        4.20         3.79
  First Principal Payment Date        12/25/2009   5/25/2008   9/25/2007   10/25/2007   12/25/2007
  Last Principal Payment Date         12/25/2027   4/25/2022   7/25/2018   9/25/2015    10/25/2013
  Principal Payment Window (Months)      217          168         131          96           71

CLASS M-I-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  11.21         8.01        6.12        4.99         4.33
  Modified Duration (at par)             7.56         5.92        4.80        4.08         3.64
  First Principal Payment Date        12/25/2009   5/25/2008   9/25/2007   10/25/2007   10/25/2007
  Last Principal Payment Date         3/25/2026    7/25/2020   2/25/2017   8/25/2014    10/25/2012
  Principal Payment Window (Months)      196          147         114          83           61



BANK OF AMERICA, LLC
________________________________________________________________________________

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC-RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-KS8 $600,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                           BOND SUMMARY (TO MATURITY)

CLASS A-II-1

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   1.85         1.37        1.13        0.97         0.85
  Modified Duration (at par)             1.80         1.34        1.11        0.95         0.83
  First Principal Payment Date        9/25/2004    9/25/2004   9/25/2004   9/25/2004    9/25/2004
  Last Principal Payment Date         6/25/2008    3/25/2007   8/25/2006   6/25/2006    3/25/2006
  Principal Payment Window (Months)       46           31          24          22           19

CLASS A-II-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   6.66         4.41        3.00        2.15         1.87
  Modified Duration (at par)             6.17         4.18        2.88        2.09         1.82
  First Principal Payment Date        6/25/2008    3/25/2007   8/25/2006   6/25/2006    3/25/2006
  Last Principal Payment Date         12/25/2015   3/25/2012   2/25/2010   5/25/2007    10/25/2006
  Principal Payment Window (Months)       91           61          43          12           8

CLASS A-II-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                  15.43        10.39        7.57        4.69         2.37
  Modified Duration (at par)            12.97         9.20        6.90        4.38         2.29
  First Principal Payment Date        12/25/2015   3/25/2012   2/25/2010   5/25/2007    10/25/2006
  Last Principal Payment Date         5/25/2028    5/25/2021   11/25/2016  1/25/2014    3/25/2007
  Principal Payment Window (Months)      150          111          82          81           6

CLASS M-II-1
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   8.42         5.69        4.67        4.84         4.73
  Modified Duration (at par)             7.48         5.24        4.38        4.54         4.44
  First Principal Payment Date        6/25/2008    10/25/2007  2/25/2008   8/25/2008    3/25/2007
  Last Principal Payment Date         9/25/2024    5/25/2018   8/25/2014   4/25/2012    12/25/2011
  Principal Payment Window (Months)      196          128          79          45           58

CLASS M-II-2
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   8.33         5.61        4.44        4.06         3.52
  Modified Duration (at par)             7.22         5.07        4.11        3.79         3.31
  First Principal Payment Date        6/25/2008    9/25/2007   11/25/2007  1/25/2008    9/25/2007
  Last Principal Payment Date         12/25/2022   1/25/2017   9/25/2013   7/25/2011    1/25/2010
  Principal Payment Window (Months)      175          113          71          43           29

CLASS M-II-3
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
----------------------------------------------------------------------------------------------------
  Average Life (Years)                   8.08         5.42        4.23        3.71         3.12
  Modified Duration (at par)             6.80         4.80        3.85        3.42         2.90
  First Principal Payment Date        6/25/2008    9/25/2007   9/25/2007   10/25/2007   5/25/2007
  Last Principal Payment Date         7/25/2020    4/25/2015   5/25/2012   7/25/2010    4/25/2009
  Principal Payment Window (Months)      146           92          57          34           24



BANK OF AMERICA, LLC
________________________________________________________________________________